COMMITMENTS AND CONTINGENCIES	6 Months Ended
Jun. 30, 2024
Commitments And Contingencies
COMMITMENTS AND CONTINGENCIES

17.	COMMITMENTS AND CONTINGENCIES

Codere Online is faced with certain contingencies, from time to time, involving litigation, claims, assessments or compliance. Such proceedings can be costly, time consuming and unpredictable and, therefore, no assurance can be given that the final outcome of such proceedings will not materially impact Codere Online’s financial condition or results of operations. Estimated losses are accrued for these proceedings when the loss is probable and can be estimated. While Codere Online maintains insurance coverage that Codere Online believes is adequate to mitigate the risks of such proceedings, no assurance can be given that the amount or scope of existing insurance coverage will be sufficient to cover losses arising from such matters. The current liability for the estimated losses associated with these proceedings is not material to the consolidated financial condition and those estimated losses are not expected to have a material impact on Codere Online’s results of operations.

Fraudulent Misappropriation of Funds

A fraud resulting in misappropriation of funds was committed against Codere Online in Spain related to a series of fraudulent withdrawals over a four-month period, from April to July 2023, totaling €0.5 million made by an online customer from his online account at a third-party retail gaming hall located in Cádiz, Andalucía. The online customer’s account was frozen on July 25, 2023.

The Company filed a police report on August 1, 2023. Following the conclusion of the investigation, the Court issued an indictment against the suspects on September 3, 2024, setting bail at €623,560. The Criminal Court of Cádiz (Juzgado de lo Penal) is yet to schedule a trial date.